UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 7, 2007

PRAXAIR, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11037	06-124-9050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 Old Ridgebury Road, Danbury, CT	06810-5113
(Address of principal executive offices)	(Zip Code)

(203)837-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

On February 7, 2007, Praxair, Inc. issued a press release announcing price increases and other cost recovery actions.  A copy of Praxair, Inc.’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC.
Registrant

Date: February 8, 2007	By:	/s/ James T. Breedlove
James T. Breedlove
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated February 7, 2007